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                            AGREEMENT
                             between
                 TEXAS INSTRUMENTS INCORPORATED
                               and
                         FIBERCHEM, INC.

This Agreement, by and between Texas Instruments Incorporated, a Delaware corporation, acting by and through its Materials & Controls Group ("TI"), with a place of business at 34 Forest Street, Attleboro, MA, and FiberChem, Inc., a Delaware corporation ("FCI") with a place of business at 1181 Grier Drive, Suite B, Las Vegas, Nevada 89119, shall have an Effective Date of Agreement of June 15, 1995.

                            RECITALS

       WHEREAS, TI is engaged in the design, development, engineering and manufacture of controls and sensors using solid state (and electro-mechanical) technologies and processes.

      WHEREAS, TI markets products to a variety of applications, including appliance, automotive, consumer, and HVAC customers.

      WHEREAS, FCI is engaged in the design, development, engineering, manufacturing, marketing and sale of fiber-optic chemical sensors.

      WHEREAS, TI and FCI (collectively "the Parties" and individually as each "Party") entered an agreement for designing and developing fiberoptic chemical sensors ("FOCS") effective
December 17, 1991, that was amended by the parties on May 18, 1994.

      WHEREAS, that agreement, as amended and extended by the May
31, 1995 minutes of the Managing Committee, which extended the applicable milestones, terminates on June 15, 1995,

      Whereas, TI and FCI are entering into a License Agreement as of the date hereof ("The License Agreement"),

      WHEREAS, TI and FCI are desirous of entering into a new agreement establishing a cooperative relationship with the goal of designing and developing certain custom FOCS.

NOW THEREFORE, the parties agree as follows:

                       PART I - DEFINITIONS

1. "Background Technical Information" means any information relevant to the development and production of the Product(s), including, but not limited to, patents, know-how, feasibility study information, design, testing and reliability information, specifications, documentation, drawings,

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    computer programs, prototypes, and the like, which have been developed by either party prior to this Agreement. A non-exhaustive list of written materials containing such information is attached as Exhibit "A" to this Agreement.

2. "Effective Date of Agreement" means the period beginning with signing this Agreement by both Parties.

3. "Managing Committee" means a group of individuals consisting of each Party's Team Members.

4. "Product(s)" means the custom fiberoptic chemical sensor(s) to be developed in accordance with this Agreement.

5. "Project" means the joint effort to be undertaken by the Parties hereto pursuant to this Agreement to develop and produce in production quantities the Product(s).

6. "Team Leader" means the Team Member of each Party's Team designated by the Party as leader.

7. "Team Member(s)" means one or more of the two individuals designated by each Party as its authorized representatives
    (collectively, the "Party's Team").

8. "Technology" means any invention, improvement or feature, whether or not patentable or registerable, made by or on behalf of either or both of the parties, and/or any information relevant to the development and production of the invention, improvement or feature, including, but not limited to, patents, know-how, feasibility study information, design, testing and reliability information, specifications, documentation, drawings, computer programs, prototypes, and the like, which is developed in the course of the performance of this Agreement and which directly results from or directly arises out of the work pursuant to the Project.

                     PART II - PRODUCT DEVELOPMENT

1.0   MILESTONES

      1.1 Development will proceed in accordance with agreed milestones. The Parties will adopt mutually agreeable milestones, documented in a writing signed by both Parties. The
Managing Committee shall manage the milestone process in its own discretion.

      1.2. The failure of the Managing Committee to reach agreement on a milestone after due consideration has been given to each side's position shall be documented in the minutes of the Managing Committee meeting. The failure of a party to reach a milestone shall be documented in the minutes of the Managing Committee meeting.

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2.0   MANAGING COMMITTEE

      2.1. A Managing Committee will supervise and manage the conduct of the development activities under this Agreement. Each
Party will designate one of its Team Members to be Team Leader.

      2.2. Effective immediately, TI selects Youn Ting and
Christopher C. Chaloux (Team Leader), and FCI selects Devinder
Saini and Dale Conrad (Team Leader) to serve on the initial
Managing Committee.

      2.3. The presence of at least one member of each Team shall be required to constitute a quorum for the transaction of business by the Managing Committee. The two Parties shall each have one vote on the Managing Committee regardless of whether one or two representatives of each Party are present at a meeting.
To be adopted, each proposal requires unanimous consent of the two Parties.

      2.4. The Managing Committee will meet at least every other month unless in advance of the scheduled meeting date both Team Leaders agree that there are no issues for discussion. The location of the meetings will alternate between the Parties, unless otherwise agreed by the Managing Committee. The Managing Committee may decide to conduct their progress reviews by telephone.

      2.5. No action by the Managing Committee shall be considered a modification or interpretation of this Agreement unless the action is reduced to writing and signed by an authorized officer of each Party.

      2.6. The host Team Leader will coordinate and issue draft minutes of the meeting within one (1) week after each meeting. Minutes will be delivered in draft form to all members of the Managing Committee. It will be the responsibility of the team leaders to consolidate the parties revisions to the draft minutes within one week from receipt of the draft minutes. The meeting minutes will become final when approved by the Team Leaders. The Team Leaders will indicate their approval of the draft minutes by initialing or signing an original or a copy of the minutes and returning same to the host Team Leader who may not execute the minutes until after receipt of the other team's executed minutes.

      2.7. Upon execution of this Agreement, each Party agrees to provide to the other Party a complete copy of all existing drawings, designs, and other Background Technical Information. During the life of the Project, at each Managing Committee meeting each Party shall provide to the other a complete copy of all drawings, designs, and other Technology which that Party has generated since the last Managing Committee meeting pertaining to the Project. Each Party will own all copies of all information provided by the other Party unless and until this Agreement is terminated.

3.0  PROGRESS REPORTS

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     3.1. The Managing Committee may require progress reports, by providing reasonable notice to the Team Leader. A progress report may be oral or in writing, as the Managing Committee may decide.

     3.2. Progress reports and meeting minutes shall be deemed confidential, marked as "Proprietary Information" or a similar designation to that effect, and treated in accordance with the non-disclosure provisions of the confidentiality agreement entered into by the Parties dated June 15, 1995.

4.0  RESEARCH AND DEVELOPMENT EXPENSES

     4.1. Each Party shall bear its own expenses for efforts pursuant to this Agreement, except that TI will pay FCI $10,000 per month to fund, in part, FCI's research and development efforts.

     4.1.1. The first payment shall be due January 31, 1995 and thereafter on the last day of each subsequent month of 1995 as long as the Agreement remains in effect. All amounts accrued as of the date of this Agreement shall be paid to FCI within one week of the execution of this Agreement. The total payment shall not exceed $120,000.

     4.1.2. TI may cancel future monthly payments immediately upon the beginning of TI's payment of royalties due under the License Agreement between the parties hereto dated June 15, 1995, or upon termination of this Agreement. Should TI terminate this Agreement, then TI shall be obligated to pay FCI one half (1/2) of the remaining unpaid balance of the $120,000.00 as liquidated damages. TI's liability shall be limited to said unpaid balance and continuing royalty obligations and shall specifically not include consequential damages.

                  PART III - INTELLECTUAL PROPERTY RIGHTS

1.0  PATENTS AND INVENTIONS

     1.1. Each of the Parties hereby represents to the other that it has, or will have, prior to commencement of the Project, valid and sufficient arrangements and agreements with its respective employees and/or nonemployee consultants, such that the ownership of any and all inventions made by an employee and/or consultant vests in the Party hereto employing said employee and/or consultant, subject to the provisions of the applicable law governing ownership of such inventions.

     1.2. All inventions, copyrightable material, or proprietary information made or developed solely by employees of one of the Parties in performance under this Agreement shall be the sole property of that Party and that Party shall retain any and all rights to file applications for and obtain patents and copyrights thereon.

     1.3. All inventions, copyrightable material, or proprietary information made or developed jointly by employees of TI and FCI in performance under this Agreement shall be jointly owned by TI and FCI with each Party having the undivided right to exploit and grant licenses in respect to such inventions, copyrightable material, or proprietary information and any patents and copyrights arising therefrom. The Parties shall mutually agree:
(i) on which Party shall have the responsibility for preparing and filing in the United States and foreign countries: (a) any patent applications on a joint invention, and/or (b) any copyright applications on Technology; and (ii) that each will bear one-half of the actual out-of-pocket expenses associated with obtaining and maintaining such intellectual property rights. In the event one Party elects

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not to file application for or maintain intellectual property protection for any joint invention, copyrightable material, or other intellectual property in any particular country or not to share equally in the expenses thereof with the other Party, that other Party shall have the right to apply for and maintain such intellectual property protection in such country at its own expense (the said one Party undertaking to execute all such documents as may be necessary) and shall have full control over the prosecution and maintenance thereof, and shall have title to such patent, copyright, or other intellectual property rights resulting therefrom in its sole name with the other Party having a non-exclusive royalty-free license.

2.0. INDEPENDENT DEVELOPMENT

     2.1. Nothing in this Agreement shall prevent either Party from continuing its independent development of its own technologies, including technology that is the subject of this Agreement, provided the Party continuing development is not in breach of this Agreement.

                  PART IV - NON-DISCLOSURE PROVISIONS

1.0. The terms and conditions of the Confidentiality Agreement dated June 15, 1995 by and between TI and FCI shall govern this Agreement and are incorporated herein by reference

                   PART V GENERAL TERMS AND CONDITIONS

1.0. TERM AND TERMINATION

     1.1. This Agreement shall commence on the Effective Date of Agreement, and shall continue until terminated as provided herein.

     1.2. This Agreement may be terminated at any time by mutual agreement of the Parties.

     1.3. This Agreement may be terminated for cause by one of the Parties in the event of material breach by the other Party, which default remains uncured as of 60 days following receipt of written notice and demand for reasonable assurance of performance by the Party not in default.

     1.4. This Agreement may be terminated at any time at TI's convenience subject to the liquidated damages provisions of Paragraph 4.1.2 of Part II of this Agreement.

     1.5. The Terminating Party must provide a 60-day written notice of its intent to terminate.

     1.6. Upon termination of this Agreement, the Terminating Party must certify the return of all copies of proprietary or other information that was provided by the non-terminating Party during the course of this Agreement. Notwithstanding the foregoing, either Party may retain proprietary or other information necessary to practice any licenses obtained from the other Party.

2.0. DISCLAIMER OF SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES

     2.1. NEITHER PARTY SHALL BE RESPONSIBLE TO THE OTHER PARTY,
IN CONTRACT, TORT OR OTHERWISE, FOR ANY SPECIAL, INCIDENTAL OR
CONSEQUENTIAL DAMAGES WHETHER OR NOT CAUSED BY SUCH PARTY'S
NEGLIGENCE.

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3.0  REPRESENTATIONS AND WARRANTIES

     3.1. Each Party represents and warrants that it has good and exclusive title to and ownership of its Background Technical Information, except as specifically indicated otherwise by such Party in writing in conjunction with the tender of the Background Technical Information.

     3.2 Each Party represents and warrants that the information provided as part of the Background Technical Information is the most recent version of such information and if the most recent information is non-operable, is inclusive of the latest version of operable information as of the date of execution of this Agreement.

4.0. MISCELLANEOUS PROVISIONS

     4.1. The laws of the State of Delaware shall govern the construction and interpretation of this Agreement and all disputes between the Parties.

     4.2. Neither Party may assign, pledge, hypothecate or in any manner transfer, convey, alienate or encumber any right or interest in this Agreement, without the written permission of the other Party, which permission shall not be unreasonably withheld, and any such non-permitted, purported assignment, pledge, hypothecation, transfer, conveyance, alienation, or encumbrance shall be void.

          4.2.1. In the event that there is a substantial change in control or ownership, as defined below, of either Party, the other Party may elect: (1) to rescind this Agreement; or (2) treat it as terminated in accordance and continue as the Continuing Party; or (3) continue with the provisions of this Agreement. Notwithstanding the termination of this Agreement, the terms and conditions of Part III and Part IV shall survive the termination of this Agreement. The obligations of the Parties under this Agreement shall survive a change in control of sale of the respective business.

          4.2.2. A substantial change in control or ownership shall be deemed to have occurred in the event of: (a) A Party's sale or other disposition of the assets of its business unit or division that is conducting FOCS business hereunder; (b) or a sale, transfer or other disposition of a 50% or greater interest in the Party's stock.

     4.3. All notices required or permitted to be given by the Parties to each other pursuant to this Agreement shall be effective if in writing and hand delivered; mailed in a manner designed to effect delivery the next day; or transmitted by telex, facsimile, or cable and confirmed by postage-prepaid letter, delivered or addressed as follows:

Dale Conrad                         Christopher C. Chaloux
FIBERCHEM, INC.                     TEXAS INSTRUMENTS INCORPORATED
1181 Grier Drive, Suite B           300 N. Main St., MS 6000
Las Vegas, Nevada 89119             Versailles, KY 02703


or to such other person(s) as either Party may specify by notice to the other Party in accordance with this Section 4.3. Any notice given to a Party by telex or cable shall be effective on the date of its receipt.

     4.4. This Agreement may be signed in two or more identical counterparts, either of which shall constitute the fully signed
Agreement.

     4.5. Neither Party shall disclose the existence or terms of this Agreement without the prior consent of the other, which consent will not be unreasonably withheld. Any press release or other similar announcement relating to this Agreement requires approval by both Parties.

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     4.6. This Agreement is the entire Agreement between the
Parties with respect to the subject matter hereof and supersedes all prior Agreements, understandings or representations between the Parties with respect to the subject matter hereof. No alteration, modification, interpretation or amendment of this Agreement shall be binding on the Parties unless in writing, designated as an amendment hereto and signed by each of the Parties.

     4.7. Neither Party in connection with the performance of this Agreement shall either directly or indirectly make, give or promise any payment or other thing of value to any person for any purpose, or commit any other act which is unlawful under the laws of the United States, including, but not limited to the Foreign Corrupt Practices Act, the Export Administration Act, the Sherman Antitrust Act, the Internal Revenue Code, and, to the extent not inconsistent with the laws of the United States, the laws of any other applicable Jurisdiction.

     4.8. Neither Party is liable, either wholly or in part, for nonperformance or a delay in performance due to force majeure or contingencies or causes beyond the reasonable control of either Party, including but not limited to, shortage of labor, fuel, raw material or machinery or technical or yield failure where either Party has exercised ordinary care in the prevention thereof. Production and deliveries may be allocated by either Party in a reasonable manner in the event of shortage of goods.

     4.9. Each Party is independently responsible for the timely and proper performance of that part of the scope of work as is from time to time assigned to it. Neither Party is, directly or indirectly, authorized expressly or by inference to hold itself out as the agent, servant or employee of the other or having any other status by which to bind the other contractually or otherwise to any third party.

     4.10. Certain technology used by the Parties in the performance of their independent research activities may be subject to security classifications by the United States Government. In no event will this Agreement be construed as requiring the Parties to divulge such classified information to each other, for so long as such information remains classified.

IN WITNESS WHEREOF, both Parties have caused this Agreement to be duly executed effective as of the Effective Date stated above.



FIBERCHEM, INC.                       TEXAS INSTRUMENTS INCORPORATED
                                        Materials & Controls Group


By:                                   By:
- -----------------------                  ------------------------------------
Name:   Scott J. Loomis                  Name:  Wayne S. Dogan
Title:  President                        Title: General Manager of
                                                Commercial Sensors & Controls

Date:                                     Date: